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                            SUPPLEMENT DATED JULY 7, 1998
                           TO PROSPECTUS DATED MAY 1, 1998
                FOR GRANDMASTER III FLEXIBLE PREMIUM VARIABLE ANNUITY
                 ISSUED BY NATIONAL INTEGRITY LIFE INSURANCE COMPANY
                      AND FUNDED THROUGH ITS SEPARATE ACCOUNT I

               THIS SUPPLEMENT MODIFIES THE PROSPECTUS AND SHOULD BE
                       READ AND RETAINED WITH THE PROSPECTUS.


SYSTEMATIC TRANSFER OPTION

In addition to the Guaranteed Rate Options (GRO), we currently offer a Systematic Transfer Option (STO) as an additional Fixed Account. Your allocation to the STO accumulates at a fixed interest rate that we declare in advance for each calendar quarter, guaranteed never to be less than an effective annual yield of 3%. This interest rate applies to all contributions within the STO Account at the time the rate is declared. The STO is only available through our Systematic Transfer Program as discussed below.

SYSTEMATIC TRANSFER PROGRAM

You MUST transfer all STO contributions into other Investment Options, as selected by you, within one year of your most recent STO contribution. Transfers will be made automatically in approximately equal quarterly or monthly installments of not less than $1,000 each. If you do not have sufficient funds in the STO to transfer to each Option specified, a final transfer will be made on a pro rata basis and your enrollment in the program will be ended. All interest accrued and any funds remaining in the STO at the end of the period during which transfers are scheduled to be made will be transferred at the end of such period on a pro rata basis to the Options previously elected by you for this program. No transfer charge will apply to transfers under our systematic transfer program, and such transfers will not count towards the twelve transfers you may make in a contract year before we may impose a transfer charge. No transfers into the STO from other Investment Options are permitted. Withdrawals from the STO are subject to normal contingent withdrawal charges.

To enroll under our systematic transfer program, you must deliver the appropriate administrative form to our Administrative Office. We reserve the right to terminate the systematic transfer program in whole or in part, or to place restrictions on contributions to the program. This program may not be currently available in some states and may not be available in concert with other Administrative Programs.